Commitments and Contingencies	6 Months Ended
Jun. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

6. Commitments and Contingencies

Litigation — From time to time, the Company may be subject to litigation and other claims in the normal course of business. No amounts have been accrued in the financial statements as of June 30, 2022, with respect to any matters.

The Company would be committed to pay the following advisory fees to investment banks related to Cleantech Acquisition listed below upon closing of the business combination.

Capital Markets Advisory Services Related to Cleantech Acquisition — In order to broaden Nauticus’ reach to additional potential investors, parties have entered into a few letter agreements with investment banks for their capital markets advisory services.

Pursuant to a letter agreement dated February 28, 2022 with Lake Street Capital Markets (“Lake Street”), Nauticus has agreed to pay Lake Street a non-refundable retainer of $350,000 within ten days following the closing of the Business Combination for Lake Street’s capital markets advisory services which include, among other things, (i) providing advice and assistance to CLAQ in evaluating its capital raising strategies and alternatives; (ii) assisting CLAQ in refining and communicating its investor presentation; and (iii) working and coordinating with CLAQ’s investors relations resources to conduct a non-deal investor roadshow in the U.S. and solicit, and analyse investors’ feedback.

Pursuant to a letter agreement dated March 23, 2022 with Cowen and Company, LLC (“Cowen”), Nauticus has agreed to pay Cowen an advisory fee of $1,750,000 (the “Business Combination Fee”) upon closing of the Business Combination for its capital market advisory services which include, among other things, (i) familiarizing itself with the business, properties and operation of each of CLAQ and Nauticus; (ii) advising Nauticus on investor outreach, assisting Nauticus in scheduling and arranging meetings with current and potential holders of its securities; and (iii) assisting Nauticus in formulating a marketing strategy for the Business Combination. If this agreement with Cowen is terminated, the Business Combination Fee will still be payable if a business combination is consummated within twelve months from the date of the termination of the agreement (the “Residual Period”). If during the term of this agreement with Cowen or the Residual Period, Nauticus proposes to affect any restructuring, acquisition or disposition, or certain sales of securities, Nauticus has agreed to engage Cowen and offer Cowen no less than 35% of the total economics for any such capital raising transaction.

Pursuant to an amended and restated letter agreement dated April 25, 2022 with Coastal Equities, Inc. (“Coastal”), Nauticus has agreed to pay Coastal a cash fee of $7,600,000 (“Cash Fee”) upon closing of the Business Combination or any other transaction defined as a “Sale” of Nauticus pursuant to the letter agreement in return for Coastal’s financial advisory services which include, among other things, (i) facilitating potential purchasers’ or financing participants’ due diligence investigation; (ii) performing valuation analyses; (iii) identifying opportunities for the Sale of Nauticus; and (iv) as requested by Nauticus, participating on Nauticus’ behalf in negotiations concerning such Sale. If this letter agreement with Coastal is terminated, the Cash Fee will still be payable if the Sale of Nauticus occurs within 9 months from March 29, 2022, the effective date of the letter agreement.